                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  January 5, 1996
                                                   -----------------------------


                              THE SAFETY FUND CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Massachusetts               2-50084           04-2532311
--------------------------------------------------------------------------------
(State or other jurisdiction)      (Commission        (IRS Employer
     of incorporation)             File Number)    Identification No.)


470 Main Street, Fitchburg, Massachusetts        01420
--------------------------------------------------------------------------------
(Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: (508) 343-6406
                                                    ----------------------------

Item 5.  Other Events.
         ------------

A.  Agreement and Plan of Merger

     On January 5, 1996, The Safety Fund Corporation, a Massachusetts corporation ("Safety Fund"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with CFX Corporation, a New Hampshire corporation ("CFX"). A copy of the joint press release issued by Safety Fund and CFX on January 5, 1996 and the Merger Agreement are filed as exhibits hereto and incorporated by reference herein.

     Under the terms of the Merger Agreement, CFX will form a Massachusetts corporation as a wholly owned subsidiary, which subsidiary will be merged with and into Safety Fund, with Safety Fund as the surviving corporation (the "Merger"). Upon the effectiveness of the Merger, each share of the common stock, par value $5.00 per share, of Safety Fund ("Safety Fund Common Stock"), issued and outstanding immediately prior to the effectiveness of the Merger (other than shares held by dissenting stockholders or owned by Safety Fund or any of its subsidiaries or CFX or any of its subsidiaries) shall be converted into and exchangeable for shares of the common stock, par value $0.66 2/3 per share, of CFX ("CFX Common Stock") equal to one share multiplied by the appropriate exchange ratio (the "Exchange Ratio").

     The parties expect the Merger to be accounted for under the pooling-of-interests method of accounting. If CFX can make a Pooling Determination (as such term is defined in the Merger Agreement), the Exchange Ratio will be 1.700, subject to adjustment based on the average closing price of CFX Common Stock for the ten consecutive trading days ending on the business day before the date on which the last regulatory approval required to consummate the transaction is obtained (the "Buyer Trading Price"). In the event the Buyer Trading Price is greater than or equal to $12.43 but less than $13.21, then the Exchange Ratio becomes a fraction, the numerator of which is $22.46 and the denominator of which is the Buyer Trading Price. If the Buyer Trading Price is greater than or equal to $17.87 but less than $18.65, then the Exchange Ratio becomes a fraction, the numerator of which is $30.38 and the denominator of which is the Buyer Trading Price. In the event the Buyer Trading Price is below $12.43, the Exchange Ratio becomes 1.806; and if the Buyer Trading Price is above $18.65, the Exchange Ratio becomes 1.629. Safety Fund has the right to terminate the Merger Agreement if the Buyer Trading Price is below $11.65 unless CFX agrees to increase the Exchange Ratio.

     The parties have agreed upon an alternative pricing mechanism to be applied if a Pooling Determination with respect to the Merger cannot be made and the Merger is accounted for under the purchase method of accounting. In such event, the Exchange Ratio will be 1.520 subject to adjustments based on the Buyer Trading Price. In the event the Buyer Trading Price is greater than or equal to $12.50 but less than $13.16, then the Exchange Ratio becomes a fraction, the numerator of which is $20.00 and the denominator of which is the Buyer Trading Price. If the Buyer Trading Price is greater than or equal to $16.45 but less than $20.84, then the Exchange Ratio becomes a fraction the numerator of which is $25.00 and the denominator of which is the Buyer Trading Price. If the Buyer Trading Price is equal to or greater than $20.84, then the Exchange Ratio becomes 1.200. If the Buyer Trading Price is less than $12.50, the Exchange Ratio becomes 1.600 but Safety Fund has the right to terminate the Merger Agreement unless CFX agrees to increase the Exchange Ratio.

     The Merger Agreement also provides that, at the effective time of the Merger, each then outstanding stock option to purchase Safety Fund Common Stock ("Safety Fund Option") pursuant to the 1984 Incentive Stock Option Plan or the 1994 Incentive and Nonqualified Stock Option Plan (collectively, the "Safety Fund Stock Option Plans") (the aggregate number of such Safety Fund Options not to exceed 65,850) will be assumed by CFX. Each Safety Fund Option so assumed will be exercisable (when vested) for that number of whole shares of CFX Common Stock equal to the product of the number of shares of Safety Fund Common Stock covered by the Safety Fund Option multiplied by the Exchange Ratio.

     As part of the Merger, Safety Fund and CFX have also entered into a Stock Option Agreement dated January 5, 1996 (the "Option Agreement") pursuant to which Safety Fund has granted an option (the "Option") to CFX to purchase up to 332,000 shares of Safety Fund Common Stock (19.9% of the outstanding Safety Fund Common Stock) under certain conditions, at a price of $20.00 per share, subject to adjustment. Safety Fund agreed to grant the Option to CFX as a condition to CFX's entry into the Merger Agreement and to induce such entry. A copy of the Option Agreement is filed as an exhibit hereto and is incorporated by reference herein. Because a Safety Fund stockholder has filed an application with federal regulators for approval to acquire securities representing greater than 10% of the voting power of Safety Fund, one of the conditions triggering the Option has been satisfied and the Option is now exercisable, and shall remain exercisable for so long as such condition is continuing.

     The transaction, which is subject to customary closing conditions, has been approved by the Boards of Directors of both Safety Fund and CFX. It must be approved by the stockholders of Safety Fund and CFX as well as by regulatory authorities.

     The foregoing description of the Merger Agreement and the Option Agreement does not purport to be complete and is qualified in its entirety by reference to the attached exhibits, which are incorporated herein by reference.

B.  Stockholder Rights Plan

     On January 5, 1996, the Board of Directors of Safety Fund distributed one Right for each outstanding share of the Safety Fund Common Stock. The Rights will be issued to the holders of record of Safety Fund Common Stock outstanding on January 5, 1996, and with respect to Safety Fund Common Stock issued thereafter until the Distribution Date (as defined below) and, in certain circumstances, with respect to Safety Fund Common Stock issued after the Distribution Date. Each Right, when it becomes exercisable as described below, will entitle the registered holder to purchase from Safety Fund one one-thousandth (1/1000th) of a share of Series A Participating Cumulative Preferred Stock, par value $10.00 per share, of Safety Fund (the "Preferred Shares") at a price of $65 (the "Purchase Price"). The description and terms of the Rights are set forth in a Rights Agreement dated as of January 5, 1996 (the "Rights Agreement"), between Safety Fund and Fleet National Bank of Massachusetts, as Rights Agent (the "Rights Agent").

     Until the earlier of (i) such time as Safety Fund learns that a person or group (including any affiliate or associate of such person or group) has acquired, or has obtained the right to acquire, Beneficial Ownership (as defined below) of an amount equal to or greater than such person's or group's Ownership Threshold (as defined below) of the outstanding Capital Shares (as defined below) (such person or group being an "Acquiring Person"), and (ii) such date, if any, as may be designated by the Board of Directors of Safety Fund following the commencement of, or first public disclosure of an intent to commence, a tender or exchange offer for outstanding Capital Shares which could result in such person or group becoming the Beneficial Owner of an amount equal to or greater than such person's or group's Ownership Threshold of the outstanding Capital Shares (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced by the certificates for Capital Shares registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates, as defined below) and not by separate Right Certificates. Therefore, until the Distribution Date, the Rights will be transferred with and only with the Capital Shares.

     "Beneficial Ownership", when used with reference to the ownership of securities, means (i) securities which a person, or any of such person's associates and affiliates, is deemed to "beneficially own" under Securities and Exchange Commission Rule 13d-3, (ii) securities which a person, or any of such person's associates and affiliates, has the right to acquire or the right to vote pursuant to any agreement, arrangement or understanding (whether written or oral) and (iii) securities Beneficially Owned by any person with which such person, or any of such person's associates and affiliates, has any agreement, arrangement or understanding (whether written or oral), or is acting in concert or with conscious parallel behavior, for the purpose of acquiring, holding, voting or disposing of any securities of the company. In the case of clause
(iii), the Safety Fund Board of Directors may attribute Beneficial Ownership of securities to any person if the Safety Fund Board determines in good faith that such an agreement, arrangement or understanding exists or that such actions in concert or with conscious parallel behavior have occurred. A person will not be deemed to Beneficially Own any Capital Shares solely by virtue of the receipt by such person of a revocable proxy or consent given to such person pursuant to a definitive proxy statement filed with the Securities and Exchange Commission and otherwise in accordance with the rules and regulations under the Securities Exchange Act of 1934.

     "Capital Shares", when used with reference to Safety Fund prior to a business combination, means the shares of Safety Fund Common Stock or any other shares of capital stock of Safety Fund into which the Safety Fund Common Stock shall be reclassified or changed.

     "Ownership Threshold" means, with respect to any person, the Beneficial Ownership of the greater of (i) 15% of the Capital Shares at any time
                 -------
outstanding or (ii) the percentage of the aggregate of the outstanding Capital Shares Beneficially Owned by such person on the date the Rights Plan is implemented, plus in the case of this clause (ii) 1% of the Capital Shares outstanding on such date.

     As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Capital Shares as of the close of business on the Distribution Date (and to each initial record holder of certain Safety Fund Common Stock originally issued after the Distribution Date), and such separate Right Certificates alone will thereafter evidence the Rights.

     The Rights are not exercisable until the Distribution Date and will expire on January 5, 2006 (the "Expiration Date") unless earlier redeemed by Safety Fund as described below.

     The number of Preferred Shares or other securities issuable upon exercise of a Right, the Purchase Price, the Redemption Price (as defined below) and the number of Rights associated with each outstanding Capital Share are all subject to adjustment by the Board of Directors of Safety Fund in the event of any change in the Capital Shares or the Preferred Shares, whether by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin-offs, liquidations, other similar changes in capitalization, any distribution or issuance of cash, assets, evidences of indebtedness or subscription rights, options or warrants to holders of Capital Shares or Preferred Shares, as the case may be (other than distribution of the Rights or regular quarterly cash dividends) or otherwise.

     The Preferred Shares are authorized to be issued in fractions which are an integral multiple of one one-thousandth (1/1000th) of a Preferred Share. Safety Fund may, but is not required to, issue fractions of shares upon the exercise of Rights, and, in lieu of fractional shares, Safety Fund may issue certificates or utilize a depository arrangement as provided by the terms of the Preferred Shares and, in the case of fractions other than one one-thousandth (1/1000th) of a Preferred Share or integral multiples thereof, may make a cash payment based on the market price of such shares.

     At such time as there is an Acquiring Person, the Rights will entitle each holder (other than such Acquiring Person (or any affiliate or associate of such Acquiring Person)) of a Right to purchase, for the Purchase Price, that number of one one-thousandths (1/1000ths) of a Preferred Share equivalent to the number of Capital Shares which at the time of such event would have a market value of twice the Purchase Price.

     In the event Safety Fund is acquired in a merger or other business combination by an Acquiring Person or an associate or affiliate of an Acquiring Person that is a publicly traded corporation or 50% or more of Safety Fund's assets or assets representing 50% or more of Safety Fund's revenues or cash flow are sold, leased, exchanged or otherwise transferred (in one or more transactions) to an Acquiring Person or an associate or affiliate of an Acquiring Person that is a publicly traded corporation, each Right will entitle its holder (subject to the next paragraph) to purchase, for the Purchase Price, that number of common shares of such corporation which at the time of the transaction would have a market value of twice the Purchase Price. In the event Safety Fund is acquired in a merger or other business combination by an Acquiring Person or an associate or affiliate of an Acquiring Person that is not a publicly traded entity or 50% or more of Safety Fund's assets or assets representing 50% or more of Safety Fund's revenues or cash flow are sold, leased, exchanged or otherwise transferred (in one or more transactions) to an Acquiring Person or an associate or affiliate of an Acquiring Person that is not a publicly traded entity, each Right will entitle its holder (subject to the next paragraph) to purchase, for the Purchase Price, at such holder's option,
(i) that number of shares of the surviving corporation in the transaction with such entity (which surviving corporation could be Safety Fund) which at the time of the transaction would have a book value of twice the Purchase Price, (ii) that number of shares of such entity which at the time of the transaction would have a book value of twice the Purchase Price or (iii) if such entity has an affiliate which has publicly traded common shares, that number of common shares of such affiliate which at the time of the transaction would have a market value of twice the Purchase Price.

     Any Rights that are at any time Beneficially Owned by an Acquiring Person (or any affiliate or associate of an Acquiring Person) will be null and void and nontransferable and any holder of any such Right (including any purported transferee or subsequent holder) will be unable to exercise or transfer any such Right.

     At any time after a person or a group becomes an Acquiring Person, the Board of Directors of Safety Fund may exchange all or part of the then outstanding Rights (other than Rights that have become null and void and nontransferable as described above) for consideration per Right consisting of one-half of the securities that otherwise would have been issuable to the holder of each Right upon exercise thereof. The Board of Directors of Safety Fund may also issue, in substitution for Preferred Shares, Safety Fund Common Stock having an equivalent market value to the Preferred Shares if, at such time, Safety Fund has a sufficient number of Safety Fund Common Stock issued but not outstanding or authorized but unissued.

     At any time prior to the earlier of (i) such time as a person becomes an Acquiring Person and (ii) the Expiration Date, the Board of Directors of Safety Fund may redeem the Rights in whole, but not in part, at a price (in cash or Safety Fund Common Stock or other securities of Safety Fund deemed by the Board of Directors to be at least equivalent in value) of $.01 per Right, subject to adjustment as provided in the Rights Agreement (the "Redemption Price").

     Immediately upon the action of the Board of Directors of Safety Fund electing to redeem the Rights, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     After there is an Acquiring Person, the Board of Directors may elect to exchange each Right (other than Rights that shall have become null and void and nontransferable as described above) for consideration per Right consisting of one-half of the securities that would be issuable at such time upon the exercise of one Right pursuant to the terms of the Rights Agreement.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of Safety Fund, including, without limitation, the right to vote or to receive dividends.

     At any time prior to the Distribution Date, Safety Fund may, without the approval of any holder of the Rights, supplement or amend any provision of the Rights Agreement (including the date on which the Distribution Date shall occur, the time during which the Rights may be redeemed or the terms of the Preferred Shares), except that no supplement or amendment shall be made which reduces the Redemption Price (other than pursuant to certain adjustments therein) or provides for an earlier Expiration Date.

     The Rights have certain antitakeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire Safety Fund without conditioning the offer on substantially all the Rights being acquired. The Rights will not interfere with any merger or other business combination pursuant to certain all-cash tender offers for all outstanding Capital Shares or with a third party approved by the Board of Directors of Safety Fund since the Board of Directors of Safety Fund may, at its option, at any time prior to any person becoming an Acquiring Person, redeem all but not less than all of the then outstanding Rights at the Redemption Price.

     A Registration Statement on Form 8-A with respect to the Rights has been filed with the Securities and Exchange Commission. The Rights Agreement specifying the terms of the Rights, the Certificate of Vote of Directors Establishing a Series of a Class of Stock of the Preferred Shares specifying the terms of the Preferred Shares (Exhibit A to the Rights Agreement) and the form of Right Certificate (Exhibit B to the Rights Agreement) are filed herewith as exhibits. The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to such exhibits, which are incorporated herein by reference.

Item 7.  Exhibits.
         --------


 Number            Title
 ------            -----

  2(a) Agreement and Plan of Merger dated January 5, 1996 between CFX Corporation and The Safety Fund Corporation.

  2(b)             Press release dated January 5, 1996.

  2(c) Stock Option Agreement dated January 5, 1996 between CFX Corporation and The Safety Fund Corporation.

  4(a) Rights Agreement dated as of January 5, 1996, between The Safety Fund Corporation and Fleet National Bank of Massachusetts, as Rights Agent.

  4(b) Form of Certificate of Vote of Directors Establishing a Series of a Class of Stock (which is attached as Exhibit A to the Rights Agreement filed as Exhibit 4(a) hereto).

  4(c) Form of Right Certificate (which is attached as Exhibit B to the Rights Agreement filed as Exhibit 4(a) hereto).

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    THE SAFETY FUND CORPORATION


Dated:  January 12, 1996            By:/s/ Christopher W. Bramley
                                       --------------------------------------
                                       Christopher W. Bramley
                                       President and Chief Executive Officer

                                 EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K


 Number            Title
 ------            -----

  2(a) Agreement and Plan of Merger between CFX Corporation and The Safety Fund Corporation dated January 5, 1996.

  2(b)             Press release dated January 5, 1996.

  2(c) Stock Option Agreement between CFX Corporation and The Safety Fund Corporation dated January 5, 1996.

  4(a) Rights Agreement dated as of January 5, 1996, between The Safety Fund Corporation and Fleet National Bank of Massachusetts, as Rights Agent.

  4(b) Form of Certificate of Vote of Directors Establishing a Series of a Class of Stock (which is attached as Exhibit A to the Rights Agreement filed as Exhibit 4(a) hereto).

  4(c) Form of Right Certificate (which is attached as Exhibit B to the Rights Agreement filed as Exhibit 4(a) hereto).